Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Special Situations Income Fund

For the period ended September 30, 2022

Schedule of Investments (unaudited)

September 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 91.74%

CORPORATE BONDS 46.30%

Advertising 1.39%
National CineMedia LLC†	5.875%	4/15/2028	$1,325,000	$759,344

Building Materials 1.97%
Eco Material Technologies, Inc.†	7.875%	1/31/2027	1,213,000	1,076,469

Coal 9.32%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.†	7.50%	5/1/2025	1,200,000	1,170,558
CONSOL Energy, Inc.†	11.00%	11/15/2025	1,350,000	1,390,257
Natural Resource Partners LP/NRP Finance Corp.†	9.125%	6/30/2025	1,465,000	1,503,031
PIC AU Holdings LLC/PIC AU Holdings Corp.†	10.00%	12/31/2024	1,000,000	1,035,000
Total				5,098,846

Diversified Financial Services 1.55%
AG TTMT Escrow Issuer LLC†	8.625%	9/30/2027	900,000	847,044

Entertainment 1.25%
AMC Entertainment Holdings, Inc.†	10.00%	6/15/2026	1,000,000	684,145

Lodging 1.98%
Full House Resorts, Inc.†	8.25%	2/15/2028	1,199,000	1,080,827

Machinery-Diversified 3.89%
Granite US Holdings Corp.†	11.00%	10/1/2027	2,250,000	2,125,221

Mining 3.08%
Ferroglobe PLC/Globe Specialty Metals, Inc. (United Kingdom)(a)	9.375%	12/31/2025	1,685,000	1,685,418

Oil & Gas 12.44%
California Resources Corp.†	7.125%	2/1/2026	1,104,000	1,039,433
Callon Petroleum Co.	6.375%	7/1/2026	1,000,000	902,945
Crescent Energy Finance LLC†	7.25%	5/1/2026	1,200,000	1,080,876
Laredo Petroleum, Inc.†	7.75%	7/31/2029	1,225,000	1,131,122
Nabors Industries, Inc.†	9.00%	2/1/2025	1,765,000	1,763,081
Precision Drilling Corp. (Canada)†(a)	6.875%	1/15/2029	1,000,000	884,790
Total				6,802,247

Oil & Gas Services 3.14%
Welltec International ApS (Denmark)†(a)	8.25%	10/15/2026	1,787,000	1,715,395

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

September 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pipelines 1.59%
Martin Midstream Partners LP/Martin Midstream Finance Corp.†	11.50%		2/28/2025	$890,000	$870,069

Retail 4.72%
Foundation Building Materials, Inc.†	6.00%		3/1/2029	1,225,000	896,421
LBM Acquisition LLC†	6.25%		1/15/2029	1,200,000	815,568
Party City Holdings, Inc.†	6.125%		8/15/2023	1,286,000	868,050
Total					2,580,039
Total Corporate Bonds (cost $27,904,308)					25,325,064

FLOATING RATE LOANS(b) 45.44%

Aerospace/Defense 3.95%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(a)	9.615% (1 Mo. LIBOR + 6.50%)		3/6/2024	2,400,000	2,158,800

Automakers 3.77%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	9.178% (3 Mo. LIBOR + 6.75%)		4/10/2026	2,070,000	2,062,238

Building Materials 1.43%
ACProducts, Inc. 2021 Term Loan B	7.127% - 7.92% (3 Mo. LIBOR + 4.25%) (6 Mo. LIBOR + 4.25%)		5/17/2028	1,047,348	782,746

Coal 1.74%
Peabody Energy Corporation Term Loan	–	(c)	3/31/2025	996,478	950,944

Diversified Capital Goods 2.47%
Tank Holding Corp. 2022 Term Loan	8.884% - 11.00% (Prime Rate + 4.75%) (1 Mo. SOFR + 5.75%)		3/31/2028	1,396,500	1,349,368

Energy 2.71%
Citgo Petroleum Corporation 2019 Term Loan B	9.365% (1 Mo. LIBOR + 6.25%)		3/28/2024	1,480,818	1,484,891

Financial 1.69%
Asurion LLC 2021 Second Lien Term Loan B4	8.365% (1 Mo. LIBOR + 5.25%)		1/20/2029	1,200,000	924,000

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

September 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Information Technology 5.01%
AP Core Holdings II, LLC Amortization Term Loan B1	8.615% (1 Mo. LIBOR + 5.50%)	9/1/2027	$1,425,000	$1,325,250
Optiv Security, Inc. 2nd Lien Term Loan	11.42% (3 Mo. LIBOR + 7.25%)	1/31/2025	1,000,000	942,500
Riverbed Technology, Inc. 2021 PIK Exit Term Loan PIK 2.00%	8.66% (1 Mo. LIBOR + 6.00%)	12/7/2026	1,216,878	474,077
Total				2,741,827

Manufacturing 3.54%
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Incremental Term Loan	10.174% (3 Mo. LIBOR + 6.50%)	5/21/2029	2,030,000	1,934,844

Metals/Minerals 4.41%
CONSOL Energy, Inc. 1st Lien Term Loan B	7.634% (1 Mo. LIBOR + 4.50%)	9/27/2024	1,065,336	1,055,183
Peabody Energy Corporation 2021 Term Loan	13.674% (3 Mo. LIBOR + 10.00%)	12/31/2024	1,324,856	1,357,977
Total				2,413,160

Oil Field Equipment & Services 3.08%
Ulterra Drilling Technologies, LP Term Loan B	8.365% (1 Mo. LIBOR + 5.25%)	11/26/2025	1,754,537	1,687,277

Restaurants 3.40%
Miller’s Ale House, Inc. 2018 Term Loan	8.303% - 10.00% (Prime Rate + 3.75%) (3 Mo. LIBOR + 4.75%)	5/30/2025	1,914,196	1,858,685

Software 2.22%
ECL Entertainment, LLC Term Loan	10.615% (1 Mo. LIBOR + 7.50%)	5/1/2028	1,222,796	1,213,625

Telecommunications 3.53%
Chassix Inc. 2017 1st Lien Term Loan	7.563% (6 Mo. LIBOR + 5.50%)	11/15/2023	2,097,474	1,932,298

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(continued)

September 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Theaters & Entertainment 2.49%
Vue International Bidco p.l.c. 2019 EUR Term Loan B(d)(e)	–	(c)	7/3/2026	EUR	1,630,000	$1,153,294
Vue International Bidco p.l.c. 2022 EUR Term Loan(e)	9.766% (3 Mo. EURIBOR + 8.00%)		6/30/2027	EUR	215,424	209,015
Total						1,362,309
Total Floating Rate Loans (cost $27,286,295)						24,857,012
Total Long-Term Investments (cost $55,190,603)						50,182,076

SHORT-TERM INVESTMENTS 0.24%

REPURCHASE AGREEMENTS 0.24%
Repurchase Agreement dated 9/30/2022, 1.300% due 10/3/2022 with Fixed Income Clearing Corp. collateralized by $135,700 of U.S. Treasury Note at 2.000% due 4/30/2024; value: $132,095; proceeds: $128,453 (cost $129,427)					$129,427	129,427
Total Investments in Securities 91.98% (cost $55,320,030)						50,311,503
Other Assets and Liabilities – Net(f) 8.02%						4,386,727
Net Assets 100.00%						$54,698,230

EUR	Euro.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2022, the total value of Rule 144A securities was $22,736,701, which represents 41.57% of net assets.
(a)	Foreign security traded in U.S. dollars.
(b)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re–determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at September 30, 2022.
(c)	Interest rate to be determined.
(d)	Defaulted (non-income producing security).
(e)	Investment in non-U.S. dollar denominated securities.
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

4	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

September 30, 2022

Forward Foreign Currency Exchange Contracts at September 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Goldman Sachs	12/12/2022	40,000	$38,619	$39,402	$783
Euro	Sell	State Street Bank and Trust	12/12/2022	1,228,000	1,234,938	1,209,629	25,309
Euro	Sell	State Street Bank and Trust	12/12/2022	196,000	196,575	193,068	3,507
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$29,599

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$25,325,064	$–	$25,325,064
Floating Rate Loans	–	24,857,012	–	24,857,012
Short-Term Investments
Repurchase Agreements	–	129,427	–	129,427
Total	$–	$50,311,503	$–	$50,311,503
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$29,599	$–	$29,599
Liabilities	–	–	–	–
Total	$–	$29,599	$–	$29,599

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	5

Schedule of Investments (unaudited)(concluded)

September 30, 2022

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Corporate Bonds
Balance as of January 1, 2022	$1,739,763
Accrued Discounts (Premiums)	–
Realized Gain (Loss)	–
Change in Unrealized
Appreciation (Depreciation)	–
Purchases	–
Sales	–
Transfers into Level 3	–
Transfers out of Level 3(a)	(1,739,763)
Balance as of September 30, 2022	$–
Change in unrealized appreciation/depreciation for the period ended September 30, 2022, related to Level 3 investments held at September 30, 2022	$–

(a)	The fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

6	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Special Situations Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on April 1, 2021. The Fund had a sale to Lord, Abbett and Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on September 8, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett, as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risk, establish, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments, and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that

7

Notes to Schedule of Investments (unaudited)(continued)

may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparisons of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of September 30, 2022 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax returns. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

8

Notes to Schedule of Investments (unaudited)(concluded)

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of September 30, 2022 the fund did not loan any securities.

9

QPHR-LA-SSIF-3Q

(11/22)